UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2022

USHG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40109	85-4281417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Broadway, 17th Floor New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

(212) 228-3585

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HUGSU	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HUGS	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share		OTC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K (this “Current Report”) related to the amendment of the Trust Agreement (as defined below) is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the heading “Delisting and Deregistration” in Item 8.01 of this Current Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report is incorporated herein by reference.

At the special meeting of stockholders (the “Special Meeting”) of USHG Acquisition Corp. (the “Company”) held on December 27, 2022, stockholders of the Company approved (i) an amendment (the “Redemption Limit Elimination Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), in connection with a Business Combination (as defined below) and certain amendments to the Charter, (ii) an amendment (the “Early Termination Amendment”) to the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) from March 1, 2023 (the “Original Termination Date”) to the earlier of (x) December 30, 2022 or (y) the date of effectiveness of the Early Termination Amendment (such date, the “Amended Termination Date”) and (iii) an amendment to the Investment Management Trust Agreement, dated February 24, 2021 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (“AST”), to change the date on which AST must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering to the Amended Termination Date.

On December 27, 2022, the Company filed the Redemption Limit Elimination Amendment and the Early Termination Amendment with the Secretary of State of the State of Delaware. The foregoing descriptions of the Redemption Limit Elimination Amendment, the Early Termination Amendment and the amendment to the Trust Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1, 3.2 and 10.1, respectively, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of 26,445,751 (74.11%) of the Company’s issued and outstanding shares of common stock held of record at the close of business on December 12, 2022, the record date for the Special Meeting, were present either in person (including virtually) or by proxy (including virtually), which constituted a quorum. The Company’s stockholders voted on the following proposals (collectively, the “Proposals”) at the Special Meeting, which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on December 7, 2022 (the “Proxy Statement”).

Proposal No. 1 - The Redemption Limit Elimination Proposal - to amend the Charter to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with a Business Combination and certain amendments of the Charter.

For	Against	Abstain	Broker Non-Votes
26,418,638	21,483	5,630	N/A

Proposal No. 2 - The Early Termination Proposal - to amend the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
26,419,270	20,853	5,628	N/A

Proposal No. 3 - The Trust Amendment Proposal - to amend the Trust Agreement to change the date on which AST must commence liquidation of the Trust Account to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
26,418,881	20,051	6,819	N/A

As there were sufficient votes to approve the Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders and was not voted upon at the Special Meeting.

Item 8.01	Other Events.

Mandatory Redemption

On December 27, 2022, the Company filed the Early Termination Amendment with the Secretary of State of the State of Delaware and established December 27, 2022 as the Amended Termination Date. The Company is obligated to redeem all Public Shares (the “Mandatory Redemption”) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, and the Company’s warrants will expire worthless. The Company expects to complete such redemption on or around December 30, 2022.

Delisting and Deregistration

On December 27, 2022, the Company notified the New York Stock Exchange (the “NYSE”) of the Mandatory Redemption and requested that the NYSE (i) suspend trading of the Public Shares and units, each consisting of one Public Share and one-third of one warrant (together with the Public Shares, the “Securities”), effective before the opening of trading on December 28, 2022, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (the “Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of USHG Acquisition Corp. (Redemption Limit Elimination Amendment).

3.2	Amendment to the Second Amended and Restated Certificate of Incorporation of USHG Acquisition Corp. (Early Termination Amendment).

10.1	Amendment to Investment Management Trust Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022

USHG ACQUISITION CORP.

By:	/s/ Adam D. Sokoloff
Name:	Adam D. Sokoloff
Title:	Chief Executive Officer